MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                      Supplement, dated June 18, 2002, to
             Statement of Additional Information, dated May 1, 2002

Mutual of America Institutional Funds, Inc. (the "Investment Company") modifies its Statement of Additional Information, dated May 1, 2002, by adding the following as the second paragraph under "Independent Auditors" on page 29.

      KPMG LLP has been selected as the Investment Company's independent public accountant for the year ending December 31, 2002. KPMG also will serve as the independent public accountant for the Adviser, the Distributor and Mutual of America Life Insurance Company.